Exhibit 32.1



   CERTIFICATION OF PERIODIC FINANCIAL REPORTS PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002



To the best of their knowledge the undersigned hereby certify that the Annual Report on Form 10-K of Rollins, Inc. for the yearly period ended December 31, 2003, fully complies with the requirements of Sections 13(a) and 15(d) of The Securities Exchange Act of 1934 (15 U.S.C. 78m) and that the information contained in the annual report fairly presents, in all material respects, the financial condition and results of operations of Rollins, Inc.




Date:  March 15, 2004                     By:   /s/ GARY W. ROLLINS
                                          -----------------------------
                                          Gary W. Rollins
                                          Chief Executive Officer, President
                                          and Chief Operating Officer
                                          (Member of the Board of Directors)


Date:  March 15, 2004                     By:   /s/ HARRY J. CYNKUS
-----------------------------------       -----------------------------
                                          Harry J. Cynkus
                                          Chief Financial Officer and Treasurer
                                          (Principal Financial and Accounting
                                          Officer)